EXHIBIT 16


                                POWER OF ATTORNEY

I, the undersigned Director of one or more of the following investment companies:

                          LEGG MASON VALUE TRUST, INC.
                          LEGG MASON GLOBAL TRUST, INC.
                        LEGG MASON INVESTORS TRUST, INC.


hereby  severally  constitute  and appoint each of MARIE K.  KARPINSKI,  MARC R.
DUFFY, ANDREW J. BOWDEN, ARTHUR J. BROWN and ARTHUR C. DELIBERT my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity and only for those above-listed companies for which I serve as Director, any Registration
Statements on Form N-14, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.

SIGNATURE                                               DATE

 /s/ John F. Curley, Jr.                                November 10, 2000
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John F. Curley, Jr.

 /s/ Richard G. Gilmore                                 November 10, 2000
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Richard G. Gilmore

 /s/ Arnold L. Lehman                                   November 10, 2000
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Arnold L. Lehman

 /s/ Raymond A. Mason                                   November 10, 2000
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Raymond A. Mason

 /s/ Jill E. McGovern                                   November 10, 2000
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Jill E. McGovern

 /s/ Nelson A. Diaz                                     November 10, 2000
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Nelson A. Diaz


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 /s/ G. Peter O'Brien                                   November 10, 2000
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G. Peter O'Brien

 /s/ T. A. Rodgers                                      November 10, 2000
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T. A. Rodgers

 /s/ Edward A. Taber, III                               November 10, 2000
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Edward A. Taber, III